                                                                     EXHIBIT 4.1



COMMON STOCK                                                        COMMON STOCK

                           PERSISTENCE SOFTWARE, INC.

INCORPORATED UNDER THE LAWS                                           SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                           CERTAIN DEFINITIONS

                                                                    CUSIP 715329 10 8

This Certifies that




is the record holder of

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE OF

                           PERSISTENCE SOFTWARE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal.

Dated:


/s/ Christine Russell           CORPORATE SEAL          /s/ Laurence R. Hootnick
---------------------                                   ------------------------
     SECRETARY                                                  PRESIDENT


COUNTERSIGNED AND REGISTERED: U.S. STOCK TRANSFER CORPORATION
TRANSFER AGENT AND REGISTRAR
BY
   -------------------------------------
          AUTHORIZED SIGNATURE

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the incription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                                UNIF GIFT MIN ACT - _________Custodian___________
TEN ENT - as tenants by the entities                                               (Cust)            (Minor)
JT TEN  - as joint tenants with right of                                          under Uniform Gift to Minors
          survivorship and not as tenants                                         Act _________________________
          in common                                                                           (State)

                                                              UNIF TRF MIN ACT -  _________Custodian (unit age___________)
                                                                                   (Cust)
                                                                                  ______________ under Uniform Transfers
                                                                                     (Minor)
                                                                                  to Minors Act _________________________
                                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, __________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------
Attorney to transfer the sold stock on the books to the within named
Corporation with full power of substitution in the premises.

Dated
      ---------------------

                                        X
                                         ---------------------------------------

                                        X
                                         ---------------------------------------

                                        NOTICE: THE SIGNATURE(S) TO THIS
                                        ASSIGNMENT MUST CORRESPOND WITH THE
                                        NAME(S) AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                        ALTERATION OR ENLARGEMENT ON ANY CHANGE
                                        WHATEVER.

Signature(s) Guaranteed



By
  ------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17-01b